Exhibit 99.1

For Immediate Release Contact: Erik Randerson, CFA ValueClick, Inc. 1.818.575.4540
VALUECLICK ANNOUNCES THIRD QUARTER 2013 RESULTS
Repurchased 8 Million Shares in Third Quarter

Westlake Village, CA - November 5, 2013 - ValueClick, Inc. (NASDAQ: VCLK) today reported financial results for the third quarter ended September 30, 2013.

“We delivered strong profitability and cash flow in the third quarter, driven by a continued mix shift into our higher value added offerings,” said John Giuliani, president and CEO of ValueClick. “Solid year-over-year growth in our CRM, affiliate marketing, mobile, video and cross-device solutions was offset by weakness in our insertion order display business within the Media segment.”

“We are making great progress advancing our ‘One ValueClick’ integration, an important companywide effort that will further strengthen our ability to serve as a strategic partner for advertisers across all business lines. Our repurchase of 8 million shares of common stock during the quarter underscores our confidence in ValueClick’s future,” Giuliani added.

Announced Intent to Pursue Divestiture of Owned & Operated Websites (“O&O”) Segment: O&O Results Are Now Reflected as Discontinued Operations in Current and Historical Financials

As announced separately today, and as part of the Company’s focus on aligning its businesses with the ‘One ValueClick’ strategy, ValueClick intends to pursue the divestiture of its O&O segment, which operates a broad range of popular content and ecommerce websites including Investopedia, PriceRunner, Smarter.com, SymptomFind and CouponMountain.com. As a result, ValueClick has reclassified the O&O segment’s current and historical operating results as discontinued operations. The revised presentation of the Company’s historical financial results is available in downloadable Excel format on ValueClick’s Investor Relations website located at http://ir.valueclick.com/.

Q3 Results Summary (Does Not Include O&O Segment, Which is Now Classified as Discontinued Operations)
In millions, except percentages and per share amounts	Q3 2013	Q3 2012	% Change
Revenue	$134.1	$130.9	2%
Adjusted EBITDA(1)	50.2	43.7	15%
GAAP Net Income from Continuing Operations	22.1	16.6	33%
Non-GAAP Net Income(1)	$28.2	$24.5	15%
GAAP Net Income from Continuing Operations Per Diluted Common Share	$0.30	$0.22	36%
Non-GAAP Net Income Per Diluted Common Share(1)	$0.38	$0.32	19%
(1) Adjusted EBITDA, Non-GAAP Net Income and Non-GAAP Net Income Per Diluted Share are Non-GAAP measures are described below and reconciled to their most comparable GAAP measures.

Q3 2013 Financial Summary

•	Revenue was $134.1 million, an increase of 2% year-over-year.

•	Adjusted EBITDA was $50.2 million, an increase of 15% year-over-year.

•	Adjusted EBITDA margin increased to 37.4% from 33.4% in the third quarter of 2012.

•	Non-GAAP net income per diluted share was $0.38, an increase of 19% year-over-year.

•	GAAP net income from continuing operations per diluted share was $0.30, an increase of 36% year-over-year.

Comparison of Q3 2013 Results vs. Company's Pro Forma Guidance for Q3 2013

Q3 2013 Financial Metrics	Previously Issued Guidance(1)	O&O Segment Guidance Assumptions	"Pro Forma" Guidance (Excluding O&O)	Reported / Continuing Operations

Revenue (in millions)	$164 to $168	$30	$134 to $138	$134.1
Adjusted EBITDA (in millions)	$53 to $55	$6	$47 to $49	$50.2
Non-GAAP Net Income Per Diluted Common Share	$0.39 to $0.40	$0.04	$0.35 to $0.36	$0.38
(1) ValueClick's Q3 2013 guidance was provided on August 1, 2013.

Cash Flows

•	Free cash flow for the nine months ended September 30, 2013 was $100.6 million, an increase of 10% year-over-year from the comparable nine-month period in 2012.

•	Free cash flow for the trailing 12 month period ended September 30, 2013 was $147.4 million.

•	The Company defines free cash flow as net cash provided by operating activities less capital expenditures.

Stock Repurchases

•	ValueClick repurchased 8 million common shares at an average cost of $21.45 per share during the third quarter ended September 30, 2013.

•	Year-to-date in 2013, ValueClick has repurchased 10 million common shares, representing approximately 13% of total common shares issued and outstanding as of December 31, 2012.

•	In October 2013, ValueClick’s Board of Directors increased the remaining availability under the Company’s stock repurchase authorization to $100 million.

Balance Sheet

•	As of September 30, 2013, cash and cash equivalents were $54.5 million and total debt was $195 million.

•
ValueClick amended its credit agreement in the third quarter, resulting in an increase of the senior secured revolving credit facility to $400 million and an extension of the maturity date to August 19, 2018.

ValueClick Segment Financial Summary
In millions, except percentages	Q3 2013	Q3 2012	% Change

Affiliate Marketing Revenue	$38.9	$34.9	11%
Media Revenue	95.3	96.1	(1)%
Intersegment Eliminations	—	(0.1)	NM
Consolidated Revenue	$134.1	$130.9	2%

Affiliate Marketing Income from Operations	$23.6	$20.3	16%
Media Income from Operations	30.2	27.6	9%
Total Segment Income from Operations	$53.8	$48.0	12%

Q3 2013 Segment Results Summary

•
Affiliate marketing segment revenue was $38.9 million, an increase of 11% year-over-year, representing the segment’s highest growth rate in more than two years. The increase in Affiliate Marketing segment revenue and operating profitability reflects continuing growth in transaction volumes and clients, including advertiser clients migrated from the former Google Affiliate Network that ceased operations in July 2013.

•
Media segment revenue was $95.3 million, a decrease of 1% year-over-year. Continuing solid growth in CRM, mobile, video and cross device solutions was offset by a decline in ValueClick’s traditional insertion order-driven display business.

Q3 2013 O&O Results
(Included within Discontinued Operations)

•	O&O revenue was $28.9 million and O&O segment income from operations was $4.5 million and are included in discontinued operations.

•
Discrete tax adjustments associated with the planned divestiture led to an unusually high tax provision attributable to the O&O business for the third quarter of 2013, resulting in an after-tax loss of $4.1 million in discontinued operations in the quarter.

Q4 2013 Business Outlook

ValueClick’s financial guidance for the fourth quarter of 2013 is presented in the following tables, along with the Company’s results for the fourth quarter of 2012 to provide a basis for comparison. The guidance and fourth quarter 2012 results do not include the O&O segment since O&O results have been reclassified to discontinued operations as described above.

Consolidated Financial Outlook	Q4 2013 Guidance	Q4 2012 Actual Results
Revenue	$166 - $171 million	$166.6 million
Adjusted EBITDA	$69 - $72 million	$68.1 million
Mid-Point Adjusted EBITDA Margin	41.8%	40.9%
Non-GAAP net income per diluted common share	$0.57 - $0.58	$0.50
Impact of stock-based compensation and amortization of intangibles, net of tax	$(0.09)	$(0.08)
GAAP net income from continuing operations per diluted common share	$0.48 - $0.49	$0.42

Segment Revenue Assumptions	Q4 2013 Guidance	Q4 2012 Actual Results
Affiliate Marketing Segment Revenue	$49 - $51 million	$43.9 million
Media Segment Revenue	$117 - $120 million	$122.7 million

Additional Guidance Assumptions

ValueClick’s fourth quarter 2013 guidance assumes: stock-based compensation of $5.1 million; amortization of intangible assets of $5.6 million ($2.0 million of which will be included in cost of revenue); net interest and other expense of $0.5 million; a 40% effective tax rate; and 68.5 million diluted shares outstanding.

Preliminary Income Tax and EPS Figures

As part of the discontinued operations accounting treatment for the O&O Segment, the Company is required to recast previously recorded income tax expense between continuing operations and discontinued operations. In addition, the income tax expense for the discontinued operations for the third quarter of 2013 must take into consideration the projected tax impact that will result from the historical earnings of the international components of the O&O Segment no longer considered to be permanently reinvested as a result of the planned divestiture. These tax calculations are complex and as of the filing of this release ValueClick is in the process of finalizing its procedures and calculations regarding income taxes. Accordingly, all current and prior year income tax expense figures in this release, and all earnings per share amounts, should be considered preliminary and subject to change upon the Company’s completion of its procedures.

Use of Non-GAAP Financial Measures

To provide investors with additional information regarding ValueClick’s financial results, ValueClick has disclosed in the tables below and elsewhere in this press release Adjusted EBITDA and Non-GAAP Net Income Per Diluted Common Share. Each of these Non-GAAP measures is defined within the following section of this press release and reconciled to their most comparable GAAP financial measure. Investors should not consider these Non-GAAP measures in isolation or as a substitute for GAAP financial measures. ValueClick’s definition of Adjusted EBITDA and Non-GAAP Net Income Per Diluted Common Share may not necessarily be directly comparable to similarly titled Non-GAAP measures employed by other companies.

Q3 2013 Conference Call and Webcast Today at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time)

ValueClick management will host a conference call at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time) today to discuss its financial and operating results for the third quarter of 2013. A live webcast of the conference call, along with a financial highlights presentation containing supplemental information, will be available on ValueClick’s investor relations website at http://ir.valueclick.com. A replay of the webcast will be available through the same link beginning approximately two hours after the completion of the live call.

To access the live conference call by telephone, interested parties should dial 888-806-6208 (for domestic participants) or 913-312-0388 (for international participants) at least 10 minutes prior to the start time and use conference ID 5522937. A telephonic replay of the conference call will be available from 7:30 p.m. Eastern Time on November 5, 2013 until 7:30 p.m. Eastern Time on November 12, 2013. To access the replay, interested parties should dial 888-203-1112 (for domestic participants) and 719-457-0820 (for international participants) and the conference ID 5522937

About ValueClick.

ValueClick, Inc. (NASDAQ: VCLK) is one of the world's largest digital marketing companies. Through a unique combination of data, technology and services, ValueClick increases brand awareness and drives customer acquisition at scale for the world's largest advertisers, and maximizes advertising revenue for tens of thousands of online and mobile publishers. The Company is based in Westlake Village, California, and has offices in major advertising markets worldwide. For more information, please visit www.valueclick.com.

Cautionary Information Regarding Forward-Looking Statements

This release contains forward-looking statements that involve risks and uncertainties, including, but not limited to, the risk that market demand for on-line advertising in general, and performance based on-line advertising in particular, will not grow as rapidly as predicted, and the risk that legislation and governmental regulation could negatively impact the Company's performance. Actual results may differ materially from the results predicted, and reported results should not be considered an indication of future performance. Important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements are detailed under "Risk Factors" and elsewhere in filings with the Securities and Exchange Commission made from time to time by ValueClick, including, but not limited to: its annual report on Form 10-K filed on February 27, 2013; recent quarterly reports on Form 10-Q; and other current reports on Form 8-K.

The Business Outlook contained in this release is based on current expectations. These statements are forward-looking, and actual results may differ materially. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this release. Actual stock-based compensation may differ from these estimates based on the timing and amount of stock awards granted, the assumptions used in stock award valuation and other factors. Actual income tax expense may differ from these estimates based on tax planning, changes in tax accounting rules and laws, and other factors.

ValueClick undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Investor Contact:
Erik Randerson, CFA
818-575-4540
eranderson@valueclick.com

VALUECLICK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three-month Period		Nine-month Period
	Ended September 30,		Ended September 30,
	2013	2012	2013	2012
	(Unaudited)		(Unaudited)
Revenue	$134,101	$130,911	$396,678	$373,252
Cost of revenue	42,928	45,234	127,141	124,980
Gross profit	91,173	85,677	269,537	248,272
Operating expenses:
Sales and marketing (Note 1)	21,700	19,881	64,143	58,754
General and administrative (Note 1)	15,097	18,462	45,585	53,891
Technology (Note 1)	14,124	13,696	41,706	40,937
Amortization of intangible assets acquired in business combinations	3,550	5,258	10,650	16,130
Total operating expenses	54,471	57,297	162,084	169,712
Income from operations	36,702	28,380	107,453	78,560
Interest and other (expense) income, net	(152)	209	(24,022)	1,507
Income before income taxes	36,550	28,589	83,431	80,067
Income tax expense	14,456	11,966	31,921	31,332
Net income from continuing operations	22,094	16,623	51,510	48,735
Net (loss) income from discontinued operations	(4,103)	5,927	4,639	15,722
Gain on sale, net of tax	—	980	—	980
Net income	$17,991	$23,530	$56,149	$65,437

Net income from continuing operations per common share - basic	$0.31	$0.22	$0.69	$0.62
Net income from continuing operations per common share - diluted	$0.30	$0.22	$0.68	$0.61
Net income per common share - basic	$0.25	$0.31	$0.76	$0.84
Net income per common share - diluted	$0.25	$0.31	$0.74	$0.82
Weighted-average shares used to compute net income per common share - basic	71,649	75,130	74,261	78,052
Weighted-average shares used to compute net income per common share - diluted	73,322	76,513	76,085	79,640

Note 1 - Includes stock-based compensation as follows:
	Three-month Period		Nine-month Period
	Ended September 30,		Ended September 30,
	2013	2012	2013	2012
	(Unaudited)		(Unaudited)
Sales and marketing	$1,254	$1,278	$3,801	$3,854
General and administrative	2,335	2,732	6,893	8,652
Technology	1,126	1,314	3,371	4,182
Total stock-based compensation	$4,715	$5,324	$14,065	$16,688

VALUECLICK, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	September 30,	December 31,
	2013	2012
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$54,522	$100,403
Accounts receivable, net	110,571	130,601
Other current assets	28,894	25,364
Assets held for sale	48,686	54,893
Total current assets	242,673	311,261

Assets held for sale, less current portion	56,945	59,457
Note receivable, less current portion	—	27,615
Property and equipment, net	29,194	25,971
Goodwill	388,968	388,895
Intangible assets, net	54,735	71,342
Other assets	14,260	15,155
TOTAL ASSETS	$786,775	$899,696

LIABILITIES AND STOCKHOLDERS' EQUITY
Borrowings under credit facility, current	$—	$10,000
Other current liabilities	93,000	121,337
Borrowings under credit facility, less current portion	195,000	132,500
Other non-current liabilities	35,655	33,039
Liabilities related to assets held for sale	10,889	12,115
Total liabilities	334,544	308,991
Total stockholders' equity	452,231	590,705
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$786,775	$899,696

VALUECLICK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Nine-month Period Ended September 30,
	2013	2012
Cash flows from operating activities:
Net income	$56,149	$65,437
Adjustments to reconcile net income to net cash provided by operating activities:
Loss on note receivable	22,556	—
Depreciation and amortization	29,086	34,473
Non-cash, stock-based compensation	14,950	17,390
Provision for doubtful accounts and sales credits	2,718	2,687
Gain on sale of business	—	(980)
Amortization of discount on note receivable	(570)	(1,779)
Deferred income taxes	5,957	(1,074)
Tax benefit from stock-based awards	4,056	2,330
Excess tax benefit from stock-based awards	(4,216)	(2,552)
Changes in operating assets and liabilities, excluding business acquisitions	(17,929)	(10,424)
Net cash provided by operating activities	112,757	105,508

Cash flows from investing activities:
Purchases of property and equipment	(12,203)	(13,744)
Principal payments received on note receivable	7,460	3,099
Payments for acquisitions, net of cash acquired	—	(154)
Net cash used in investing activities	(4,743)	(10,799)

Cash flows from financing activities:
Proceeds from borrowings under credit agreement	157,500	82,000
Repayments under credit agreement	(105,000)	(74,500)
Repurchases and retirement of common stock	(223,823)	(108,817)
Proceeds from shares issued under employee stock programs	8,479	6,196
Excess tax benefit from stock-based awards	4,216	2,552
Net cash used in financing activities	(158,628)	(92,569)

Effect of exchange rate changes on cash and cash equivalents	1,031	1,420
Net (decrease) increase in cash and cash equivalents	(49,583)	3,560

Cash and cash equivalents, beginning of period	136,638	116,676
Cash and cash equivalents, end of period	87,055	120,236
Less cash and cash equivalents of discontinued operations at end of period	32,533	33,987
Cash and cash equivalents of continuing operations, end of period	$54,522	$86,249

VALUECLICK, INC.
RECONCILIATION OF NET INCOME FROM CONTINUING OPERATIONS
TO ADJUSTED EBITDA (Note 1)
(In thousands)

	Three-month Period		Nine-month Period
	Ended September 30,		Ended September 30,
	2013	2012	2013	2012
	(Unaudited)		(Unaudited)
Net income from continuing operations	$22,094	$16,623	$51,510	$48,735
Interest and other expense (income), net	152	(209)	24,022	(1,507)
Income tax expense	14,456	11,966	31,921	31,332
Amortization of acquired intangible assets included in cost of revenue	1,986	2,018	5,957	5,990
Amortization of acquired intangible assets included in operating expenses	3,550	5,258	10,650	16,130
Depreciation and leasehold amortization	3,232	2,762	9,240	7,451
Stock-based compensation	4,715	5,324	14,065	16,688
Adjusted EBITDA	$50,185	$43,742	$147,365	$124,819

Note 1 - “Adjusted EBITDA” (GAAP net income from continuing operations before interest, income taxes, depreciation, amortization, and stock-based compensation) included in this press release is a non-GAAP financial measure.

Adjusted EBITDA, as defined above, may not be similar to adjusted EBITDA measures used by other companies and is not a measurement under GAAP. Management believes that adjusted EBITDA provides useful information to investors about the Company's performance because it eliminates the effects of period-to-period changes in income from interest on the Company's cash and cash equivalents, note receivable and borrowings, and the costs associated with income tax expense, capital investments, and stock-based compensation which are not directly attributable to the underlying performance of the Company's business operations. Management uses adjusted EBITDA in evaluating the overall performance of the Company's business operations.

Though management finds adjusted EBITDA useful for evaluating aspects of the Company's business, its reliance on this measure is limited because excluded items often have a material effect on the Company's earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses adjusted EBITDA in conjunction with GAAP earnings and earnings per common share measures. The Company believes that adjusted EBITDA provides investors with an additional tool for evaluating the Company's core performance, which management uses in its own evaluation of overall performance, and a baseline for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company's financial results.

VALUECLICK, INC.
RECONCILIATION OF GAAP NET INCOME FROM CONTINUING OPERATIONS TO
NON-GAAP DILUTED NET INCOME PER COMMON SHARE (Note 1)
(In thousands)

	Three-month Period		Nine-month Period
	Ended September 30,		Ended September 30,
	2013	2012	2013	2012
	(Unaudited)		(Unaudited)
Net income from continuing operations	$22,094	$16,623	$51,510	$48,735
Stock-based compensation	4,715	5,324	14,065	16,688
Amortization of acquired intangible assets included in cost of revenue	1,986	2,018	5,957	5,990
Amortization of acquired intangible assets included in operating expenses	3,550	5,258	10,650	16,130
Tax impact of above items	(4,155)	(4,708)	(12,591)	(13,732)
Non-GAAP net income	$28,190	$24,515	$69,591	$73,811
Non-GAAP net income per diluted common share	$0.38	$0.32	$0.91	$0.93
Weighted-average shares used to compute non-GAAP net income per diluted common share	73,322	76,513	76,085	79,640

Note 1 - “Non-GAAP net income per diluted common share” (GAAP net income from continuing operations per diluted common share before the impact of stock-based compensation and amortization of intangible assets) included in this press release is a non-GAAP financial measure.

Non-GAAP net income per diluted common share, as defined above, may not be similar to non-GAAP net income per diluted common share measures used by other companies and is not a measurement under GAAP. Management believes that non-GAAP net income per diluted common share provides useful information to investors about the Company's performance because it eliminates the effects of items which are not directly attributable to the underlying performance of the Company's business operations. Management uses non-GAAP net income per diluted common share in evaluating the overall performance of the Company's business operations.

Though management finds non-GAAP net income per diluted common share useful for evaluating aspects of the Company's business, its reliance on this measure is limited because excluded items often have a material effect on the Company's earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses non-GAAP net income per diluted common share in conjunction with GAAP earnings and earnings per common share measures. The Company believes that non-GAAP net income per diluted common share provides investors with an additional tool for evaluating the Company's core performance, which management uses in its own evaluation of overall performance, and a baseline for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company's financial results.

VALUECLICK, INC.
SEGMENT OPERATING RESULTS
(In thousands)

	Three-month Period		Nine-month Period
	Ended September 30,		Ended September 30,
	2013	2012	2013	2012
	(Unaudited)		(Unaudited)
Affiliate Marketing:
Revenue	$38,872	$34,871	$113,805	$105,583
Cost of revenue	4,491	4,514	13,579	12,890
Gross profit	34,381	30,357	100,226	92,693
Operating expenses	10,775	10,014	31,111	29,718
Segment income from operations	$23,606	$20,343	$69,115	$62,975

Media:
Revenue	$95,254	$96,104	$283,000	$267,941
Cost of revenue	36,458	38,735	107,674	106,226
Gross profit	58,796	57,369	175,326	161,715
Operating expenses	28,554	29,722	85,789	86,543
Segment income from operations	$30,242	$27,647	$89,537	$75,172

Reconciliation of segment income from operations to consolidated income from operations:
Total segment income from operations	$53,848	$47,990	$158,652	$138,147
Corporate expenses	(6,895)	(7,010)	(20,527)	(20,779)
Stock-based compensation	(4,715)	(5,324)	(14,065)	(16,688)
Amortization of acquired intangible assets included in cost of revenue	(1,986)	(2,018)	(5,957)	(5,990)
Amortization of acquired intangible assets included in operating expenses	(3,550)	(5,258)	(10,650)	(16,130)
Consolidated income from operations	$36,702	$28,380	$107,453	$78,560

Reconciliation of segment revenue to consolidated revenue:
Affiliate Marketing	$38,872	$34,871	$113,805	$105,583
Media	95,254	96,104	283,000	267,941
Inter-segment eliminations	(25)	(64)	(127)	(272)
Consolidated revenue	$134,101	$130,911	$396,678	$373,252